Exhibit 10.2

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AMENDMENT NO. 1
TO
MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT NO. 1 TO MANUFACTURING SERVICES AGREEMENT (this “Amendment No. 1”) is made as of March 22, 2015, by and between SciClone Pharmaceuticals International Ltd. (“Customer”); and Lonza Sales Ltd (“Lonza”).

WITNESSETH:

WHEREAS, Customer and Lonza are party to that certain Manufacturing Services Agreement, dated as of April 30, 2014, (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as more fully set forth herein;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized terms used in this Amendment No. 1 and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

2. The Agreement is hereby amended to add Appendix A attached hereto as Project Plan SL-001 under the Agreement, effective as of the date first above written.  Project Plan SL-001 supersedes any previous Project Plan under the Agreement relating to the services described in Project Plan SL-001.

3. The Agreement is hereby amended to add Appendix C attached hereto, effective as of the date first above written. The attached Appendix C supersedes any previous version of Appendix C.
4. Except as expressly set forth in this Amendment No. 1, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has executed, or has caused its duly authorized officer to execute, this Amendment No. 1 as of the date first above written.

SciClone Pharmaceuticals International Ltd.	Lonza Sales Ltd
By: /s/ Friedhelm Blobel	By: /s/ Marie Leblanc
Name: Friedhelm Blobel	Name: Marie Leblanc
Title: Director	Title: Associate Director Key Account Management

By: /s/ Nadia Ziegler
Name: Nadia Ziegler
Title: Senior Legal Counsel

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix A

PROJECT PLAN SL-001

cGMP Manufacture:

Pursuant to binding Purchase Orders, Lonza will manufacture Batches of Product, in accordance with cGMP, based on the process outlined below:

[***]

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Lonza’s obligation to manufacture Batches pursuant to any Purchase Order will be subject to Customer’s obligation to maintain an adequate stock of stationary phase material at Lonza’s facility.  At Customer’s request, Lonza will notify Customer of the quantity and condition of stationary material at Lonza’s facility.  At Customer’s request, and subject to prepayment by Customer of Lonza’s purchase cost and any applicable handling fees charged by Lonza, Lonza will order agreed quantities of stationary material on Customer’s behalf.

Below is a sample production schedule.  Actual production schedule for a binding Purchase Order will depend on Commencement Date and Campaign size.

Project Schedule

[***]

Stability Studies:

Lonza will perform required stability testing of bulk Product on one Batch derived from a cGMP campaign, each year, at Customer’s cost.  Customer must include such testing in a Purchase Order for at least one GMP Batch to be produced during each year.  If included in such Purchase Order, additional real time and accelerated testing may be included according to Customer requirements.  Additional scope and cost may be included based on Customer requirements, as set forth in the Purchase Order, subject to Lonza’s reasonable approval.

When stability testing is to be performed, Lonza shall perform the following activities/objectives:

•	Perform stability study per Lonza SOP
•	Provide summary of results after analysis of each annual review
•	On completion of the study issue a report of the data to Customer

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pricing

[***]

*Commercial pricing will be adjusted by terms of currency clause below

Currency Clause.  This proposal is based on an exchange rate of:  1 Euro versus [***] USD.  If on the date of invoice the exchange rate has changed more than +/- [***]% then the USD price for the Lonza works and services will be adjusted accordingly to the benefit of either the Customer or Lonza.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix C

SPECIFICATIONS

Bulk Thymalfasin API (Thymosin Alpha 1)

Purity ([***]):  [***]% or greater